POWER OF ATTORNEY

         We, the undersigned directors and officers of EMBREX, INC., a North Carolina corporation (the "Company"), do hereby constitute and appoint Randall
L. Marcuson and Don T. Seaquist or either of them, our true and lawful attorneys-in-fact and agents, with full power of substitution, to sign a Registration Statement on Form S-8 under the Securities Exchange Act of 1934, as amended (the "Act"), concerning the Company's Amended and Restated Incentive Stock Option and Nonstatutory Stock Option Plan (May 1998), to be filed with the Securities and Exchange Commission, and to do any and all acts and things and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations, and requirements of the Securities and Exchange Commission in connection with such Registration Statement, including without limitation the power and authority to execute and deliver for us or any of us in our names and in the capacities indicated below any and all amendments to such Registration Statement; and we do hereby ratify and confirm all that the said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue of this power of attorney.

IN WITNESS THEREOF, the undersigned have signed this instrument in the capacities and on the dates indicated.

Signature                                        Title                                        Date
---------                                        -----                                        ----
/s/  RANDALL L. MARCUSON                    President, Chief Executive                    May 21, 1998
--------------------------------            Officer, and Director
Randall L. Marcuson

/s/  CHARLES E. AUSTIN                      Director                                      May 21, 1998
--------------------------------
Charles E. Austin

/s/  C. DANIEL BLACKSHEAR                   Director                                      May 21, 1998
--------------------------------
C. Daniel Blackshear

--------------------------------            Director                                      May 21, 1998
Lester M. Crawford

/s/  KENNETH N. MAY                         Director                                      May 21, 1998
--------------------------------
Kenneth N. May

/s/  ARTHUR M. PAPPAS                       Director                                      May 21, 1998
--------------------------------
Arthur M. Pappas

/s/  DON T. SEAQUIST                        Vice President, Finance                       May 21, 1998
--------------------------------            and Administration, and
Don T. Seaquist                             Chief Financial Officer